Exhibit 10.2


                   IDACORP, Inc. 2004 Executive Incentive Plan
                                 NEO Incentive Chart


Name                  Title                                                  Incentive ($)
----                  -----                                                  -------------
Jan B. Packwood       President and Chief Executive Officer, IDACORP and       $566,138
                      Chief Executive Officer, Idaho Power

J. LaMont Keen        Executive Vice President, IDACORP and President and      $273,315
                      Chief Operating Officer, Idaho Power

Darrel T. Anderson    Senior Vice President - Administrative Services and      $163,989
                      Chief Financial Officer, IDACORP and Idaho Power

Thomas R. Saldin      Senior Vice President, General Counsel and               $ 48,806
                      Secretary, IDACORP and Idaho Power

James C. Miller       Senior Vice President of Power Supply, Idaho Power       $170,825

A. Bryan Kearney      Vice President and Chief Information Officer,            $107,183
                      IDACORP and Idaho Power